EXHIBIT 10.3

EXECUTION VERSION

AMENDMENT No. 1 to STOCK ESCROW AGREEMENT

This AMENDMENT No. 1 to STOCK ESCROW AGREEMENT (this “Amendment”), dated as of March 14, 2019, by and among UNION ACQUISITION CORP., a Cayman Islands exempted company (“Company”), UNION GROUP INTERNATIONAL HOLDINGS LIMITED (“Union Group”), UNION ACQUISITION ASSOCIATES, LLC (“Union Associates”), KYLE P. BRANSFIELD, GERALD W. HADDOCK, DANIEL W. FINK, JOSEPH J. SCHENA, JIM MANLEY, WILLIAM B. BUCHANAN JR., MICHAEL FONTAINE, SCOTT A. KATZMANN, JOSEPH ANOTHONY LASALA, HARRIS LYDON, GRAHAM A. POWIS, PATRICK A STURGEON (the “CIM Transferees”), and LADENBURG THALMANN & CO. INC. (collectively, the “Initial Shareholders”) and CONTINENTAL STOCK TRANSFER & TRUST COMPANY, a New York corporation (“Escrow Agent”) hereby amends that certain amends that certain STOCK ESCROW AGREEMENT (the “Initial Agreement”), dated as of February 27, 2018, by and among the Company, Union Group, Union Associates, KYLE P. BRANSFIELD, GERALD W. HADDOCK, DANIEL W. FINK, JOSEPH J. SCHENA, JIM MANLEY, CIM SECURITIES, LLC, and LADENBURG THALMANN & CO. INC. and the Escrow Agent. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Initial Agreement.

WHEREAS, on November 8, 2018, the Company entered into a Share Exchange Agreement (the “Share Exchange Agreement”) by and between the Company, Joseph J. Schena, solely in his capacity as representative of the holders of Ordinary Shares immediately prior to the closing of the business combination contemplated by the Share Exchange Agreement and their successors, and Bioceres, Inc. and its successor.

WHEREAS, in order to meet certain conditions to closing set forth in the Share Exchange Agreement, the parties hereto have determined to release a certain number of Escrow Shares held by the Initial Shareholders from escrow (the “Release”) and to subsequently “unlock” (the “Unlocking”) such shares so that they are no longer subject to the restrictions on transfer set forth in Section 3.2 of the Initial Agreement.

WHEREAS, the Company has approved the Release and Unlocking of Ordinary Shares held by the Initial Shareholders.

WHEREAS, the purpose of this Amendment is to set forth provisions permitting the Release and Unlocking of Ordinary Shares and to update Exhibit A to the Initial Agreement to reflect the number of Ordinary Shares held in escrow by the Escrow Agent following the applicable Release.

WHEREAS, shortly after the execution of the Initial Agreement, CIM SECURITIES, LLC transferred its Ordinary Shares to the CIM Transferees in accordance with Section 4.3 of the Initial Agreement and the Ordinary Shares held by the CIM Transferees as of the date hereof and held in escrow by the Escrow Agent are properly reflected on Exhibit A hereto.

NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto intending to be legally bound, hereby agree as follows:

1.	The following section shall be incorporated into the Initial Agreement:

“4.5 Early Release of Escrow Shares. Notwithstanding the provisions of Section 4.3., during the Escrow Period, all or any portion of the Escrow Shares may be released from escrow and/or the restrictions on transfer set forth herein may be removed (other than the customary restrictions on transfer applicable to privately held and/or control securities), provided, that all of the parties to this Agreement, or their permitted transferees, provide their mutual written consent and all reasonable requirements of the Escrow Agent necessary to effect any such release and/or removal of restrictions on transfer are satisfied.”

2.	Exhibit A to the Initial Escrow Agreement shall be replaced in its entirety with Exhibit A attached hereto.

3.	All other terms and conditions as contained in the Initial Agreement shall remain binding on the parties hereto and are incorporated herein by reference.

[Signature Page Follows]

WITNESS the execution of this Agreement as of the date first above written.

UNION ACQUISITION CORP.

By:	/s/ Kyle Bransfield
Name: Kyle Bransfield
Title: Chief Executive Officer

INITIAL SHAREHOLDERS:

UNION GROUP INTERNATIONAL HOLDINGS LIMITED

By:	/s/ Juan Sartori
Name: Juan Sartori
Title: Chairman

UNION ACQUISITION ASSOCIATES, LLC

By:	/s/ Kyle Bransfield
Name: Kyle Bransfield
Title: Member

LADENBURG THALMANN & CO. INC.

By:	/s/ Steven Kaplan
Name: Steven Kaplan
Title: Head of Capital Markets

/s/ William B. Buchanan Jr.
Name: William B. Buchanan Jr.

/s/ Michael Fontaine
Name: Michael Fontaine

/s/ Scott A. Katzmann
Name:	Scott A. Katzmann

/s/ Joseph Anthony Lasala
Name: Joseph Anthony Lasala

/s/ Harris Lydon
Name: Harris Lydon

[Signature Page to Amendment No. 1 to Stock Escrow Agreement]

/s/ Graham A. Powis
Name: Graham A. Powis

/s/ Patrick A. Sturgeon
Name: Patrick A. Sturgeon

/s/ Kyle P. Bransfield
Name: Kyle P. Bransfield

/s/ Jim Manley
Name: Jim Manley

/s/ Gerald W. Haddock
Name: Gerald W. Haddock

/s/ Daniel W. Fink
Name: Daniel W. Fink

/s/ Joseph J. Schena
Name: Joseph J. Schena

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

By:	/s/ Ana Gois
Name: Ana Gois
Title: Vice President

[Signature Page to Amendment No. 1 to Stock Escrow Agreement]

EXHIBIT A

	Number	Stock	Date of
Name and Address	of Shares	Certificate Number	Insider Letter
Union Group International Holdings Limited	1,107,216	1	February 27, 2018

Union Acquisition Associates, LLC	121,449	2	February 27, 2018

Jim Manley	45,673	3	February 27, 2018

Ladenburg Thalmann & Co. Inc.	18,389	4	February 27, 2018

William B. Buchanan Jr.	4,910		February 27, 2018

Michael Fontaine	360		February 27, 2018

Scott A. Katzmann	4,910		February 27, 2018

Joseph Anthony Lasala	721		February 27, 2018

Harris Lydon	4,910		February 27, 2018

Graham A. Powis	776		February 27, 2018

Patrick A. Sturgeon	1,803		February 27, 2018

PENSCO Trust Company (on behalf of Kyle P. Bransfield)	75,000	6	February 27, 2018

Gerald W. Haddock	12,500	7	February 27, 2018

Daniel W. Fink	12,500	8	February 27, 2018

Joseph J. Schena	12,500	9	February 27, 2018

Kyle P. Bransfield	8,954	10	February 27, 2018